Exhibit 10.2

JD DRAFT
04/29/05

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of April 29, 2005 (this "Assumption Agreement"), made by ORBAN EUROPE GmbH, a German corporation (the "Additional Grantor"), in favor of HARMAN PRO NORTH AMERICA, INC. (successor-in-interest to Harman Acquisition Corp. (f/k/a Orban, Inc.)), a Delaware corporation (together with its successors and assigns, the "Lender") and a party to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

PRELIMINARY STATEMENTS

A.

CRL Systems, Inc., a Nevada corporation (the "Borrower"), and the Lender have entered into a Credit Agreement, dated as of May 31, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement").

B.

In connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of May 31, 2000 (as amended, supplemented, restated or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Lender.

C.

Section 6.10 of the Credit Agreement (in the case of Subsidiaries of the Borrower) or Section 8.14(b) of the Guarantee and Collateral Agreement (in the case of Subsidiaries of the Parent other than the Borrower and its Subsidiaries), as the case may be, requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement.

The Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Additional Grantor hereby agrees in favor of the Lender as follows:

1.

Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor in all respects thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder.  The Additional Grantor hereby further agrees, as of the date first above written, that each reference in the Guarantee and Collateral Agreement to a "Grantor" or a "Guarantor" shall also mean and be a reference to such Additional Grantor.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the

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date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.

Guaranty.  Without limiting the generality of Section 1 of this Assumption Agreement, the Additional Grantor hereby unconditionally and irrevocably guarantees to the Lender and its respective successors, endorsees, transferees, and assigns, the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations (including, without limitation, any extensions, modifications, substitutions, increases, restructurings, amendments, restatements, or renewals of any or all of the Obligations).

3.

Grant of Security.  Without limiting the generality of Section 1 of this Assumption Agreement, as security for the prompt and complete payment and performance when due of all of the Obligations, the Additional Grantor hereby assigns and transfers to the Lender, and hereby grants to the Lender, a security interest in, all of its right, title and interest in and to all of the Collateral, whether now owned or hereafter acquired by the Additional Grantor, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Guarantee and Collateral Agreement.

4.

Counterparts.  This Assumption Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.  Delivery of an executed signature page of this Assumption Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

5.

GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

ORBAN EUROPE GmbH

By: /s/ C. Jayson Brentlinger

Name: C. Jayson Brentlinger
Title: President and Chief Executive Officer

Accepted and agreed to by:

HARMAN PRO NORTH AMERICA, INC.

By: ____________________

Name: Frank Meredith
Title: Chief Financial Officer

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